EXHIBIT 99.1

JOINT FILING AGREEMENT
PURSUANT TO RULE 13d-1(k)
The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.
Dated:  August 7, 2018

CP FALCON AIV, L.P.

By:	Centerbridge Associates II, L.P., its general partner
By:	CCP II Cayman GP Ltd., its general partner

By:	/s/ Jeffrey H. Aronson
Name: Jeffrey H. Aronson
Title: Authorized Signatory

CP FALCON AIV HOLDINGS, L.P.

By:	Centerbridge Associates II, L.P., its general partner
By:	CCP II Cayman GP Ltd., its general partner

By:	/s/ Jeffrey H. Aronson
Name: Jeffrey H. Aronson
Title: Authorized Signatory

CCP II FALCON AIV-B, L.P.

By:	Centerbridge Associates II, L.P., its general partner
By:	CCP II Cayman GP Ltd., its general partner

By:	/s/ Jeffrey H. Aronson
Name: Jeffrey H. Aronson
Title: Authorized Signatory

CENTERBRIDGE ASSOCIATES II, L.P.

By:	CCP II Cayman GP Ltd., its general partner

By:	/s/ Jeffrey H. Aronson
Name: Jeffrey H. Aronson
Title: Authorized Signatory

CCP II CAYMAN GP LTD.

By:	/s/ Jeffrey H. Aronson
Name: Jeffrey H. Aronson
Title: Authorized Signatory

CENTERBRIDGE CAPITAL PARTNERS SBS II, L.P.

By:	CCP SBS GP, LLC, its general partner

By:	/s/ Jeffrey H. Aronson
Name: Jeffrey H. Aronson
Title: Authorized Signatory

CCP SBS GP, LLC

By:	/s/ Jeffrey H. Aronson
Name: Jeffrey H. Aronson
Title: Authorized Signatory

By:	/s/ Jeffrey H. Aronson
Jeffrey H. Aronson

By:	/s/ Mark T. Gallogly
Mark T. Gallogly